SUBSEQUENT EVENTS	3 Months Ended	6 Months Ended	12 Months Ended
	Mar. 31, 2015	Jun. 30, 2015	Dec. 31, 2014
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

19.SUBSEQUENT EVENTS

Subsequent events were evaluated through the date of this filing.

Secured Notes Refinance

The terms of the Secured Notes purchase agreement stipulated that GCA must use commercially reasonable efforts to aid the purchasers in the resale of the Secured Notes. Alternatively, GCA had the ability to redeem the Secured Notes without penalty. On April 15, 2015, the Company entered into a note purchase agreement (the “Note Purchase Agreement”), among GCA, CPPIB Credit Investments III Inc. (the “Purchaser”) and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”) and issued $335.0 million in aggregate principal amount of its 7.25% Senior Secured Notes due 2021 (the “Refinanced Secured Notes”) in a private offering to the Purchaser. With the proceeds from the issuance of the Refinanced Secured Notes, GCA redeemed, in full, the Company’s outstanding Secured Notes from the note holders thereof in accordance with the terms of the indenture governing the Secured Notes. In connection with this transaction during the second quarter of 2015, we will expense approximately $12.9 million of related debt issuance costs and fees to “Loss on extinguishment of debt” associated with the redeemed Senior Secured Notes that were outstanding prior to the refinance transaction.

In connection with the Refinanced Secured Notes and pursuant to the terms of the Note Purchase Agreement, the Company issued to the Purchaser a warrant to purchase 700,000 shares of Holdings’ common stock, with an exercise price equal to $9.88 per share, representing a 30% premium to the volume-weighted average price of Holdings’ common stock for the ten trading days prior to the issuance of the warrant. The warrant expires on the sixth anniversary of the date of issuance. The number of shares issuable pursuant to the warrant and the warrant exercise price are subject to adjustment for stock splits, reverse stock splits, stock dividends, mergers and certain other events.

Unsecured Notes Syndication

In connection with the terms of the Unsecured Notes purchase agreement for which GCA was required to use commercially reasonable efforts to aid the purchasers in the resale of the Unsecured Notes, the Company prepared an updated offering memorandum and participated in reasonable marketing efforts including road shows, to the extent required therein. The Unsecured Notes were syndicated in the second quarter of 2015.

19.SUBSEQUENT EVENTS As of August 5, 2015, we had not identified, and were not aware of, any subsequent events for the three and six months ended June 30, 2015.

22. SUBSEQUENT EVENTS

Gain Contingency Settlement

On January 14, 2014, we filed a complaint against certain defendants alleging conspiracy in restraint of competition regarding interchange fees, monopolization by defendants in the relevant market, and attempted monopolization of the defendants in the relevant market.  We demanded a trial by jury of all issues so triable.  The defendants filed a motion to dismiss on March 13, 2014.  A settlement agreement was made as of January 16, 2015 and on January 22, 2015 the settlement agreement was executed and delivered for which we received $14.4 million in cash and recorded the settlement proceeds in the first quarter of 2015.